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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): FEBRUARY 4, 2002
                         Commission File Number: 0-29911


                                KINAM GOLD, INC.
   --------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                NEVADA                                    06-1199974
   -----------------------------------        -------------------------------
     (State or other jurisdiction of                    (IRS Employer
      incorporation or organization)                  Identification No.)


     802 EAST WINCHESTER, SUITE 100
               MURRAY, UTAH                                84107
   -----------------------------------        -------------------------------
 (Address of Principal Executive Offices)                (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 290-1101


                                      N/A
   --------------------------------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)


================================================================================


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                              ITEM 5. OTHER EVENTS

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     Kinam Gold, Inc. issued the following press release on February 4, 2002.

     Toronto, Ontario - KINAM GOLD INC. ("KINAM"; AMEX-KGC^B) announced today that it has been informed by KINROSS GOLD CORPORATION ("KINROSS"; TSE-K; AMEX-KGC) that Kinross is considering a cash tender offer of $16.00 per share for the 894,600 shares of Kinam's $3.75 Series B Convertible Preferred Shares not already owned by Kinross. Kinross currently owns all of the common shares of Kinam and 945,400 of the 1,840,000 issued and outstanding Kinam preferred shares. Commencement of the formal tender offer is subject to a number of conditions, including the completion of a financing by Kinross announced on January 22, 2002, which Kinross anticipates will be completed by February 12, 2002, and a determination by the Board of Directors of both Kinross and Kinam that the offer is fair to the non-affiliated holders of the preferred shares. There can be no assurance that these conditions will be met or that the tender offer will be made by Kinross. The formal offer, if made, will be subject to such terms and conditions as may be set forth in the tender offer documents.

     This press release includes certain "Forward-Looking Statements" within the meaning of section 21E of the United States Securities Exchange Act of 1934, as amended. Such statements involve various risks and uncertainties, including the successful completion of the financing; changes in the price of gold; the absence of material changes in general economic conditions; and the final determinations of the Boards of both Kinross and Kinam. The occurrence of any one or more of these risks could cause actual results and future events to differ materially from those anticipated in the forward-looking statements.

     KINROSS HAS NOT MADE A FINAL DETERMINATION TO PROCEED WITH THE TENDER OFFER. SECURITIES OFFERED IN THE KINROSS FINANCING HAVE NOT AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS. HOLDERS OF THE $3.75 SERIES B PREFERRED STOCK ARE ADVISED TO READ THE TENDER OFFER STATEMENT IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. IF A TENDER OFFER IS COMMENCED BY KINROSS, INVESTORS WILL BE ABLE TO OBTAIN COPIES OF THE TENDER OFFER STATEMENT AND OTHER FILED DOCUMENTS FOR FREE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV. HOLDERS OF $3.75 SERIES B PREFERRED STOCK WILL ALSO BE ABLE TO OBTAIN THE TENDER OFFER STATEMENT, LETTER OF TRANSMITTAL, AND OTHER OFFERING DOCUMENTS FOR FREE FROM KINROSS AT THE SCOTIA PLAZA, 52nd FLOOR, 40 KING STREET WEST, TORONTO, ONTARIO M5H 3Y2 CANADA, ATTN:
SHELLEY RILEY, TELEPHONE NUMBER (416) 365-5198.

For additional information contact:

Gordon A. McCreary
(416) 365-5132



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                                   SIGNATURES

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         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 4, 2002                   KINAM GOLD, INC.


                                           By  /s/ Brian W. Penny
                                             -----------------------------------
                                              Brian W. Penny
                                              Treasurer and Director
                                              (Principal Financial Officer)













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